Household Consumer Loan Deposit Trust
                              Collateral Report

          Number of Due Periods Since Inception               40
                                     Due Period        01-Jan-99
                              Distribution Date        12-Feb-99
                                   Payment Date        16-Feb-99

                *** Trust Portfolio Summary ***

                          Annualized Cash Yield           18.51%
                        Annualized Gross Losses           -9.27%
                     Annualized Portfolio Yield            9.24%


Contractual Delinquency Status of Credit Lines:
                        (Principal / Principal)
                            30 -   59 days  ($)     233693522.63
                             30 -   59 days (%)            5.70%
                             60 -   89 days ($)      85993877.89
                             60 -   89 days (%)            2.10%
                              90 - 119 days ($)       53654180.2
                              90 - 119 days (%)            1.31%
                             120 - 149 days ($)      41257451.29
                             120 - 149 days (%)            1.01%
                             150 - 179 days ($)       35924519.1
                             150 - 179 days (%)            0.88%
                             180 - 209 days ($)      37302404.18
                             180 - 209 days (%)            0.91%
                             210 - 239 days ($)       35769547.6
                             210 - 239 days (%)            0.87%
                             240 - 269 days ($)      32877895.91
                             240 - 269 days (%)            0.80%
                             270 - 299 days ($)       32265861.5
                             270 - 299 days (%)            0.79%
                                 300+ days  ($)       7623524.48
                                  300+ days (%)            0.19%


   Additional Balances on Existing Credit Lines    51,584,109.72
                       (draws - principal only)
                          Principal Collections   112,246,312.12
                          Defaulted Receivables    32,389,992.45
   Finance Charge  & Administrative Collections    63,116,135.65
                                     Recoveries     1,552,192.00


                      Average Principal Balance 4,191,310,005.07
         Personal Homeowner Lines as % of Total           26.76%
                                      Principal


                  Household Finance Corporation
            Household Consumer Loan Corporation
    Household Consumer Loan Trust Series 1997-1

                    No. of PMTs Since Issuance:               23
                             Distribution Date:        12-Feb-99
                                  Payment Date:        16-Feb-99
                   Collection Period Beginning:        01-Jan-99
                      Collection Period Ending:        31-Jan-99
        Note and Certificate Accrual Beginning:        15-Jan-99
           Note and Certificate Accrual Ending:        16-Feb-99

                          PAYMENT CALCULATIONS:

     OC Balance as % of Beginning Participation            8.61%
                                Invested Amount
        OC Balance as % of Ending Participation            8.82%
                                Invested Amount
        OC Balance as % of Ending Participation            8.39%
              Invested Amount (3 month average)
Does Early Amortization Start Based on OC/Part.             0.00
                              Invstd. Amt. Test
                               Is the MAP Over?             0.00
         Is this the Early Amortization Period?             0.00

    Interest Allocation Percentage Calculation:
                                      Numerator   564,139,347.80
        Denominator - Component (x) - Aggregate 4,191,310,005.07
                  Receivables & Partc. Interest
        Denominator - Component (y) - Aggregate 4,125,586,649.80
                                     Numerators
      Applicable Interest Allocation Percentage           13.46%

   Principal Allocation Percentage Calculation:
                                      Numerator   564,139,347.80
        Denominator - Component (x) - Aggregate 4,191,310,005.07
                  Receivables & Partc. Interest
        Denominator - Component (y) - Aggregate 4,138,897,897.23
                                     Numerators
     Applicable Principal Allocation Percentage           13.46%

     Default Allocation Percentage Calculation:
                                      Numerator   564,139,347.80
        Denominator - Component (x) - Aggregate 4,191,310,005.07
                  Receivables & Partc. Interest
        Denominator - Component (y) - Aggregate 4,125,586,649.80
                                     Numerators
        Default Allocation Percentage (Floating           13.46%
                         Allocation Percentage)

          Minimum Principal Amount Calculation:
          2.2% of Participation Invested Amount    12,411,065.65
   Series Participation Interest Default Amount     4,359,608.14
                           (Sec. 4.11 (a)(iii))
    Excess of (i) 2.2% of Part. Inv. Amt.  over     8,051,457.51
      (ii) Series Part. Interest Default Amount
                       Minimum Principal Amount     8,051,457.51

                 Investor Principal Collections     8,164,973.54
 Investor Finance Charge and Admin. Collections     8,704,187.51
                                        (4.11a)
           Investor Allocated Defaulted Amounts     4,359,608.14

                     DEPOSIT TRUST CALCULATIONS
       Beginning Participation Unpaid Principal   564,139,347.80
                                        Balance
        Beginning Participation Invested Amount   564,139,347.80
  Ending Participation Unpaid Principal Balance   551,614,766.12
           Ending Participation Invested Amount   551,614,766.12

       Beginning Participation Unpaid Principal     2,840,284.91
                        Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts Due     2,414,023.51
                   Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 75bps per annum       117,529.03
      prior to 4/98, 25bps per annum thereafter
     Participation Interest Distribution Amount     2,840,284.91

      Application of Investor Finance Charges &
                    Administrative Collections:
 Investor Finance Charge and Admin. Collections     8,704,187.51
                                        (4.11a)
 Servicing Fee if HFC is not the Servicer (Sec.             0.00
                                    4.11 (a)(i)
Series Participation Interest  Monthly Interest     2,840,284.91
                            (Sec. 4.11 (a)(ii))
   Series Participation Interest Default Amount     4,359,608.14
                           (Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest Charge-             0.00
                       Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec. 4.11       940,232.24
                                        (a)(v))
                     Excess (Sec. 4.11 (a)(vi))       564,062.22

                           Reconciliation Check             0.00

Series Participation Interest Monthly Principal    12,524,581.68

  Beginning Unreimbursed Participation Interest             0.00
                                    Charge-Offs
      Series Participation Interest Charge-Offs             0.00
                                (Sec. 4.12 (a))
Reimbursed  Series Particpation Interest Charge-             0.00
                       Offs (Sec. 4.11 (a)(iv))
     Ending Unreimbursed Participation Interest             0.00
                                    Charge-Offs

       Available Investor Principal Collections    12,524,581.68
     Participation Interest Distribution Amount     2,840,284.91
      Series Participation Interest Charge-Offs             0.00

                       OWNER TRUST CALCULATIONS             0.00
Note Interest and Certificate Yield Amounts Due     2,414,023.51
                   Pursuant to Sec. 3.05 (a)(i)
                                Excess Interest       426,261.40
                      Beginning Net Charge-Offs             0.00
                                      Reversals             0.00

      +Available Investor Principal Collections    12,524,581.68
     +Series Participation Interest Charge Offs             0.00
      + Lesser of Excess Interest and Carryover             0.00
                                    Charge Offs

                      Optimum Monthly Principal    12,524,581.68
                        Are the Notes Retired ?             0.00
                  Accelerated Principal Payment       117,529.03

           Beginning Class A-1 Security Balance   325,989,551.75
           Beginning Class A-2 Security Balance    48,000,000.00
           Beginning Class A-3 Security Balance    62,400,000.00
             Beginning Class B Security Balance    45,600,000.00
         Beginning Certificate Security Balance    33,600,000.00
Beginning Overcollateralization Amount plus APP    48,667,325.08
           Beginning Class A-1 Adjusted Balance   325,989,551.75
           Beginning Class A-2 Adjusted Balance    48,000,000.00
           Beginning Class A-3 Adjusted Balance    62,400,000.00
             Beginning Class B Adjusted Balance    45,600,000.00
          Beginning Certficate Adjusted Balance    33,600,000.00
Beginning Overcollateralization Amount plus APP    48,667,325.08
    Class A-1 Balance After Payment pursuant to   313,464,970.07
                  clause in Sec 3.05 (a)(ii)(a)
    Class A-2 Balance After Payment pursuant to    48,000,000.00
                  clause in Sec 3.05 (a)(ii)(b)
    Class A-3 Balance After Payment pursuant to    62,400,000.00
                  clause in Sec 3.05 (a)(ii)(c)
      Class B Balance After Payment pursuant to    45,600,000.00
                  clause in Sec 3.05 (a)(ii)(d)
  Certificate Balance After Payment pursuant to    33,600,000.00
                    clause in Sec. 3.05(a)(iii)
   Class A-2 Minimum Adjusted Principal Balance    16,000,000.00
   Class A-3 Minimum Adjusted Principal Balance    20,800,000.00
     Class B Minimum Adjusted Principal Balance    15,200,000.00
 Certificate Minimum Adjusted Principal Balance    11,200,000.00
           Minimum Overcollateralization Amount    13,600,000.00
             Certificate Minimum Balance Target     5,571,860.75
   Scheduled Certificate Payment to Certificate    28,028,139.25
                         Minimum Balance Target
                     Class A-1 Targeted Balance   286,839,678.38
                     Class A-2 Targeted Balance    28,536,184.92
                     Class A-3 Targeted Balance    52,246,104.52
                       Class B Targeted Balance    42,249,507.30
                   Certificate Targeted Balance    35,262,540.93
  Class A-1:  Payment Required to get to Target    39,149,873.37
  Class A-2:  Payment Required to get to Target    19,463,815.08
                    or Minimum Adjusted Balance
  Class A-3:  Payment Required to get to Target    10,153,895.48
                    or Minimum Adjusted Balance
  Class B: Payment Required to get to Target or     3,350,492.70
                       Minimum Adjusted Balance
 Certificate: Payment Required to get to Target             0.00
                    or Minimum Adjusted Balance
                  OC: Payment to get to Minimum    35,067,325.08
                   Overcollateralization Amount

Section 3.05 Payment of Principal and Interest;             0.00
                             Defaulted Interest

    Pay Certificate Yield in step (ii) (1= Yes)             1.00
               Remittances on the Participation    15,364,866.59

                             Interest and Yield
   (i)    Pay Class A-1 Interest Distribution -     1,485,063.51
                            Sec. 3.05 (a)(i)(a)
          Pay Class A-2 Interest Distribution -       224,000.00
                            Sec. 3.05 (a)(i)(b)
          Pay Class A-3 Interest Distribution -       296,746.67
                            Sec. 3.05 (a)(i)(c)
            Pay Class B Interest Distribution -       229,013.33
                            Sec. 3.05 (a)(i)(d)
         Pay Certificates the Certificate Yield       179,200.00
                          - Sec. 3.05 (a)(i)(e)

      Principal up to Optimum Monthly Principal
     (ii)   Pay Class A-1 to Targeted Principal    12,524,581.68
                 Balance - Sec. 3.05 (a)(ii)(a)
            Pay Class A-2 to Targeted Principal             0.00
                 Balance - Sec. 3.05 (a)(ii)(b)
            Pay Class A-3 to Targeted Principal             0.00
                 Balance - Sec. 3.05 (a)(ii)(c)
              Pay Class B to Targeted Principal             0.00
                 Balance - Sec. 3.05 (a)(ii)(d)

          ONLY Pay CertificateYield if not paid             0.00
    pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
                                       (a)(vii)

      Principal up to Optimal Monthly Principal
  (iii)   Pay Certificate to Targeted Principal             0.00
                   Balance - Sec. 3.05 (a)(iii)
         (iv)  Pay OC Remaining Optimal Monthly             0.00
           Principal Amount - Sec. 3.05 (a)(iv)

      Principal up to the Accelerated Principal
                                 Payment Amount
      (v)   Pay Class A-1 to Targeted Principal       117,529.03
                  Balance - Sec. 3.05 (a)(v)(a)
            Pay Class A-2 to Targeted Principal             0.00
                  Balance - Sec. 3.05 (a)(v)(b)
            Pay Class A-3 to Targeted Principal             0.00
                  Balance - Sec. 3.05 (a)(v)(c)
              Pay Class B to Targeted Principal             0.00
                  Balance - Sec. 3.05 (a)(v)(d)
              Pay Class A-1 to zero - Sec. 3.05             0.00
                                      (a)(v)(e)
              Pay Class A-2 to zero - Sec. 3.05             0.00
                                      (a)(v)(f)
              Pay Class A-3 to zero - Sec. 3.05             0.00
                                      (a)(v)(g)
                Pay Class B to zero - Sec. 3.05             0.00
                                      (a)(v)(h)

      Principal up to Optimal Monthly Principal
        (vi)  Pay Class A-1 to zero - Sec. 3.05             0.00
                                     (a)(vi)(a)
              Pay Class A-2 to zero - Sec. 3.05             0.00
                                     (a)(vi)(b)
              Pay Class A-3 to zero - Sec. 3.05             0.00
                                     (a)(vi)(c)
                Pay Class B to zero - Sec. 3.05             0.00
                                     (a)(vi)(d)
        Pay Certificates up to Certificate Min.             0.00
            Bal. or zero - Sec. 3.05 (a)(vi)(e)
             Pay HCLC Optimum Monthly Principal             0.00
      provided OC > zero - Sec. 3.05 (a)(vi)(f)

   (vii)  Remaining Amounts to HCLC - Sec. 3.05       308,732.37
                                       (a)(vii)

                     Total Reconciliation Check             0.00
                           (should equal $0.00)
           Accelerated Principal Reconciliation             0.00
                           (should equal $0.00)
       Optimum Monthly Principal Reconciliation             0.00
                     (should equal charge-offs)

BOND SUMMARY:
      Beginning Class A-1 Note Security Balance   325,989,551.75
      Beginning Class A-2 Note Security Balance    48,000,000.00
      Beginning Class A-3 Note Security Balance    62,400,000.00
    Beginning Class B     Note Security Balance    45,600,000.00
         Beginning Certificate Security Balance    33,600,000.00
         Beginning Overcollateralization Amount    48,549,796.05
           Beginning Class A-1 Adjusted Balance   325,989,551.75
           Beginning Class A-2 Adjusted Balance    48,000,000.00
           Beginning Class A-3 Adjusted Balance    62,400,000.00
          Beginning Class B    Adjusted Balance    45,600,000.00
         Beginning Certficate  Adjusted Balance    33,600,000.00
         Beginning Overcollateralization Amount    48,549,796.05
         Ending Class A-1 Note Security Balance   313,347,441.04
         Ending Class A-2 Note Security Balance    48,000,000.00
         Ending Class A-3 Note Security Balance    62,400,000.00
        Ending Class B    Note Security Balance    45,600,000.00
            Ending Certificate Security Balance    33,600,000.00
            Ending Overcollateralization Amount    48,667,325.08
              Ending Class A-1 Adjusted Balance   313,347,441.04
              Ending Class A-2 Adjusted Balance    48,000,000.00
              Ending Class A-3 Adjusted Balance    62,400,000.00
             Ending Class B    Adjusted Balance    45,600,000.00
            Ending Certficate  Adjusted Balance    33,600,000.00
            Ending Overcollateralization Amount    48,667,325.08
            Class A-1 Note Rate Capped at 12.5%        5.125000%
            Class A-2 Note Rate Capped at 14.0%        5.250000%
            Class A-3 Note Rate Capped at 14.0%        5.350000%
           Class B    Note Rate Capped at 14.0%        5.650000%
               Certificate Rate Capped at 15.0%        6.000000%
                         Class A-1 Interest Due     1,485,063.51
                         Class A-2 Interest Due       224,000.00
                         Class A-3 Interest Due       296,746.67
                           Class B Interest Due       229,013.33
                         Certificate Yield  Due       179,200.00
                        Class A-1 Interest Paid     1,485,063.51
                        Class A-2 Interest Paid       224,000.00
                        Class A-3 Interest Paid       296,746.67
                          Class B Interest Paid       229,013.33
                         Certificate Yield Paid       179,200.00
                      Class A-1 Unpaid Interest             0.00
                      Class A-2 Unpaid Interest             0.00
                      Class A-3 Unpaid Interest             0.00
                    Class B     Unpaid Interest             0.00
                       Certificate Unpaid Yield             0.00
                       Class A-1 Principal Paid    12,642,110.71
                       Class A-2 Principal Paid             0.00
                       Class A-3 Principal Paid             0.00
                      Class B    Principal Paid             0.00
                  Certificate    Principal Paid             0.00
                    OC           Principal Paid             0.00
             Beginning Class A-1 Net Charge-Off             0.00
             Beginning Class A-2 Net Charge-Off             0.00
             Beginning Class A-3 Net Charge-Off             0.00
            Beginning Class B    Net Charge-Off             0.00
           Beginning Certificate Net Charge-Off             0.00
                    Beginning OC Net Charge-Off             0.00
               Reversals Allocated to Class A-1             0.00
               Reversals Allocated to Class A-2             0.00
               Reversals Allocated to Class A-3             0.00
                 Reversals Allocated to Class B             0.00
            Reversals Allocated to Certificates             0.00
     Reversals Allocated to OC  plus Acclerated       117,529.03
                             Principal Payments
                             Total Charge-Offs:             0.00
             Charge-Offs Allocated to Class A-1             0.00
             Charge-Offs Allocated to Class A-2             0.00
             Charge-Offs Allocated to Class A-3             0.00
               Charge-Offs Allocated to Class B             0.00
          Charge-Offs Allocated to Certificates             0.00
                    Charge-Offs Allocated to OC             0.00
                Ending Class A-1 Net Charge-Off             0.00
                Ending Class A-2 Net Charge-Off             0.00
                Ending Class A-3 Net Charge-Off             0.00
              Ending Class B     Net Charge-Off             0.00
              Ending Certificate Net Charge-Off             0.00
                       Ending OC Net Charge-Off             0.00
   Bond Balance Reconciliation    (should equal           (0.00)
                                         $0.00)

     Certificate Balance/Participation Invested           5.956%
                    Amount (Beginning of Month)

  Designated Certificate / Certificate Security           1.000%
                   (Balance Beginning of Month)
   Designated Certificate  - Beginning of Month       336,000.00
   Principal Payments in Respect of  Designated             0.00
           Certificate (Sec. 3.05 (vi) & (vii))
         Designated Certificate  - End of Month       336,000.00
        Yield Payments in Respect of Designated         1,792.00
              Certificate (Sec. 3.05 (a)(i)(e))

       Designated Certificateholder Accelerated     7,749,796.05
         Principal Payments - Beginning Balance
  Accelerated Principal Payment (Sec. 3.05 (v))       117,529.03
Payments to Holder of Designated Certificate in             0.00
     respect to Acc. Prin. (Sec. 3.05 (vi)(f) &
                                         (vii))
       Designated Certificateholder Accelerated     7,867,325.08
            Principal Payments - Ending Balance

   Designated Certificateholder Holdback Amount    40,800,000.00
                           (Beginning of Month)
         Payments to Designated Certificates in             0.00
  Reduction of Holdback Amount (Sec. 3.05 (v) &
                                          (ix))
   Designated Certificateholder Holdback Amount    40,800,000.00
                                 (End of Month)

  Remaining Payments to Designated Certificates             0.00
          (Sec. 3.05 paragraph following (vii))

  Remaining Amounts to Issuer (Sec. 3.05 (vii))       308,732.37

                       Monthly Security  Report
           Household Consumer Loan Trust 1997-1

                              Distribution Date        12-Feb-99
                                  Payment Date:        16-Feb-99
                    Collection Period Beginning        01-Jan-99
                      Collection Period Ending:        31-Jan-99
        Note and Certificate Accrual Beginning:        15-Jan-99
           Note and Certificate Accrual Ending:        16-Feb-99


                  Ending Pool Principal Balance 4,098,437,321.49 Series 1997-1 Participation Invested Amount 551,614,766.12
                                  Seller Amount    64,636,385.92
               Remittances on the Participation    15,364,866.59
                      Optimum Monthly Principal    12,524,581.68
                  Accelerated Principal Payment       117,529.03
      Beginning Class A-1 Note Security Balance   325,989,551.75
      Beginning Class A-2 Note Security Balance    48,000,000.00
      Beginning Class A-3 Note Security Balance    62,400,000.00
        Beginning Class B Note Security Balance    45,600,000.00
         Beginning Certificate Security Balance    33,600,000.00
         Beginning Overcollateralization Amount    48,549,796.05
           Beginning Class A-1 Adjusted Balance   325,989,551.75
           Beginning Class A-2 Adjusted Balance    48,000,000.00
           Beginning Class A-3 Adjusted Balance    62,400,000.00
             Beginning Class B Adjusted Balance    45,600,000.00
        Beginning Certificate  Adjusted Balance    33,600,000.00
         Beginning Overcollateralization Amount    48,549,796.05
         Ending Class A-1 Note Security Balance   313,347,441.04
         Ending Class A-2 Note Security Balance    48,000,000.00
         Ending Class A-3 Note Security Balance    62,400,000.00
           Ending Class B Note Security Balance    45,600,000.00
            Ending Certificate Security Balance    33,600,000.00
            Ending Overcollateralization Amount    48,667,325.08
              Ending Class A-1 Adjusted Balance   313,347,441.04
              Ending Class A-2 Adjusted Balance    48,000,000.00
              Ending Class A-3 Adjusted Balance    62,400,000.00
                Ending Class B Adjusted Balance    45,600,000.00
           Ending Certificate  Adjusted Balance    33,600,000.00
            Ending Overcollateralization Amount    48,667,325.08
            Class A-1 Note Rate Capped at 12.5%        5.125000%
            Class A-2 Note Rate Capped at 14.0%        5.250000%
            Class A-3 Note Rate Capped at 14.0%        5.350000%
           Class B    Note Rate Capped at 14.0%        5.650000%
               Certificate Rate Capped at 15.0%        6.000000%
                         Class A-1 Interest Due     1,485,063.51
                         Class A-2 Interest Due       224,000.00
                         Class A-3 Interest Due       296,746.67
                           Class B Interest Due       229,013.33
                         Certificate Yield  Due       179,200.00
                        Class A-1 Interest Paid     1,485,063.51
                        Class A-2 Interest Paid       224,000.00
                        Class A-3 Interest Paid       296,746.67
                          Class B Interest Paid       229,013.33
                         Certificate Yield Paid       179,200.00
                      Class A-1 Unpaid Interest             0.00
                      Class A-2 Unpaid Interest             0.00
                      Class A-3 Unpaid Interest             0.00
                        Class B Unpaid Interest             0.00
                        Cetificate Unpaid Yield             0.00
                       Class A-1 Principal Paid    12,642,110.71
                       Class A-2 Principal Paid             0.00
                       Class A-3 Principal Paid             0.00
                         Class B Principal Paid             0.00
                    Certificate  Principal Paid             0.00
                              OC Principal Paid             0.00
             Beginning Class A-1 Net Charge-Off             0.00
             Beginning Class A-2 Net Charge-Off             0.00
             Beginning Class A-3 Net Charge-Off             0.00
               Beginning Class B Net Charge-Off             0.00
           Beginning Certificate Net Charge-Off             0.00
                    Beginning OC Net Charge-Off             0.00
               Reversals Allocated to Class A-1             0.00
               Reversals Allocated to Class A-2             0.00
               Reversals Allocated to Class A-3             0.00
                 Reversals Allocated to Class B             0.00
            Reversals Allocated to Certificates             0.00
     Reversals Allocated to OC  plus Acclerated       117,529.03
                             Principal Payments
                             Total Charge-Offs:             0.00
             Charge-Offs Allocated to Class A-1             0.00
             Charge-Offs Allocated to Class A-2             0.00
             Charge-Offs Allocated to Class A-3             0.00
               Charge-Offs Allocated to Class B             0.00
          Charge-Offs Allocated to Certificates             0.00
                    Charge-Offs Allocated to OC             0.00
                Ending Class A-1 Net Charge-Off             0.00
                Ending Class A-2 Net Charge-Off             0.00
                Ending Class A-3 Net Charge-Off             0.00
                  Ending Class B Net Charge-Off             0.00
              Ending Certificate Net Charge-Off             0.00
                       Ending OC Net Charge-Off             0.00
             Interest paid per $1,000 Class A-1         2.035449
            Principal paid per $1,000 Class A-1        17.327454
             Interest paid per $1,000 Class A-2         4.666667
            Principal paid per $1,000 Class A-2         0.000000
             Interest paid per $1,000 Class A-3         4.755556
            Principal paid per $1,000 Class A-3         0.000000
               Interest paid per $1,000 Class B         5.022222
              Principal paid per $1,000 Class B         0.000000
              Yield Paid per $1,000 Certificate         5.333333
          Principal Paid per $1,000 Certificate         0.000000



                              Bloomberg Summary
           Household Consumer Loan Trust 1997-1


                                     Due Period           Jan-99
   Monthly Payment Rate (including charge offs)            3.45%
                              Monthly Draw Rate            1.23%
                       Monthly Net Payment Rate            2.22%
                            Actual Payment Rate            2.22%

                          Annualized Cash Yield           18.51%
                        Annualized Gross Losses            9.27%
                     Annualized Portfolio Yield            9.24%
                                Weighted Coupon            5.27%
                               Excess Servicing            3.97%


  Ending Overcollateralization Percentage (3 mo            8.61%
                                           avg)
                                  Trigger Level            4.25%
                   Excess Overcollateralization            4.36%


                                 Delinquencies:
                          (Principal/Principal)
                        30-59 days (Del Stat 1)            5.70%
                        60-89 days (Del Stat 2)            2.10%
                         90+ days (Del Stat 3+)            6.75%

           Total Participation Balance (ending)   551,614,766.12